EXHIBIT 10.01(b)

                                 AMENDMENT NO. 2
                                       TO
                              MANAGEMENT AGREEMENT

      WHEREAS, MORGAN STANLEY CHARTER ASPECT L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and ASPECT CAPITAL LIMITED, a limited liability company registered in England and Wales (the "Trading Advisor"), have agreed to amend the Management Agreement, by and among the Partnership, the General Partner, and the Trading Advisor, dated as of October 16, 2006, as amended by an Amendment No. 1 to the Management Agreement dated as of December 20, 2006 (together, the "Management Agreement") to amend Exhibit B of the Management Agreement. Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

      WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below;


      NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

            1. Exhibit B to the Management Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

            2. The foregoing amendment shall take effect as of the 29th day of January 2007.

            3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

            4. This Amendment No. 2 shall be governed and construed in accordance with the laws of the State of New York.

            5. Each party represents and warrants, with respect to itself only, that it has taken all action required to be taken in order to authorize and effect this Amendment No 2. This Amendment No. 2 constitutes a legal, valid and binding and enforceable obligation of the respective parties.

            6. Save as herein provided, the parties agree that the Management Agreement shall continue in full force and effect.

            IN WITNESS WHEREOF, this Amendment No. 2 to the Management Agreement has been executed for and on behalf of the undersigned as of the 29th day of January 2007.


                              MORGAN STANLEY CHARTER ASPECT L.P.

                              By:  Demeter Management Corporation,
                                      General Partner


                              By:     /s/ Walter Davis
                                  ----------------------------------
                                  Name:   Walter Davis
                                  Title:  President



                              DEMETER MANAGEMENT CORPORATION


                              By:     /s/ Walter Davis
                                  ----------------------------------
                                  Name:   Walter Davis
                                  Title:  President



                              ASPECT CAPITAL LIMITED


                              By:     /s/ Simon Rockall
                                  ----------------------------------
                                  Name:   Simon Rockall
                                  Title:  Company Secretary

                                                                       EXHIBIT B

                            Futures Interests Traded

                         The Aspect Diversified Program





             Agriculturals
-----------------------------------------
Canola              (WCE)
-----------------------------------------
Cattle Feeder       (CME)
-----------------------------------------
Cocoa               (CSCE)
-----------------------------------------
Coffee 'C'          (CSCE)
-----------------------------------------
Corn                (CBT)
-----------------------------------------
Cotton No. 2        (NYCE)
-----------------------------------------
Frozen Orange Juice (FCOJ-1)(NYBOTX)
-----------------------------------------
Frozen Pork Bellies (CME)
-----------------------------------------
Hard Red Spring     (MGE)
Wheat
-----------------------------------------
Hard Red Winter     (KCB)
Wheat
-----------------------------------------
Lean Hogs           (CME)
-----------------------------------------
Live Cattle         (CME)
-----------------------------------------
Lumber (Random      (CME)
Length)
-----------------------------------------
No. 7 Cocoa (LFE)
-----------------------------------------
Oats                (CBT)
-----------------------------------------
Robusta Coffee      (LIF)
-----------------------------------------
Soy Bean Oil        (CBT)
-----------------------------------------
Soya Beans          (CBT)
-----------------------------------------
Soybean Meal        (CBT)
-----------------------------------------
Sugar               (CSCE)
-----------------------------------------
Wheat               (CBT)
-----------------------------------------
White Sugar         (LIF)
-----------------------------------------
                Energies
-----------------------------------------
Brent Crude Oil     (IPE)
-----------------------------------------
Crude Oil           (OTC)
-----------------------------------------
Crude Oil           (NYMEX)
-----------------------------------------
Gas Oil             (IPE)
-----------------------------------------
Gasoline            (TOCOM)
-----------------------------------------
Heating Oil         (NYMEX)
-----------------------------------------
Kerosene            (TOCOM)
-----------------------------------------
Natural Gas         (NYMEX)
-----------------------------------------
Unleaded Gas        (NYMEX)
-----------------------------------------

-----------------------------------------
                 Metals
-----------------------------------------
Aluminum (High      (LME)
Grade)
-----------------------------------------
Copper (High Grade) (COMEX)
-----------------------------------------
Copper              (LME)
-----------------------------------------
Gold (100 Oz)       (COMEX)
-----------------------------------------
Gold                (TOCOM)
-----------------------------------------
Lead (High Grade)   (LME)
-----------------------------------------
Nickel (High Grade) (LME)
-----------------------------------------
Palladium           (NYMEX)
-----------------------------------------
Palladium           (TOCOM)
-----------------------------------------
Platinum            (NYMEX)
-----------------------------------------
Platinum            (TOCOM)
-----------------------------------------
Silver              (NYMEX)
-----------------------------------------
Zinc (High Grade)   (LME)
-----------------------------------------
                 Bonds
-----------------------------------------
Australian 10 Year  (SFE)
Government Bond
-----------------------------------------
Australian 3 Year   (SFE)
Government Bond
-----------------------------------------
British Long Gilt   (LIF)
-----------------------------------------
Canadian 10 Year    (ME)
Government Bond
-----------------------------------------
Euro Bobl           (EUREX)
-----------------------------------------
Euro Bund           (EUREX)
-----------------------------------------
Euro Schatz         (EUREX)
-----------------------------------------
Five Year Euro      (LIF)
Swapnote
-----------------------------------------
Japanese 10 Year    (TSE)
Government Bond
-----------------------------------------
Japanese 10 Year    (SIMEX)
Government Bond
Mini
-----------------------------------------
Swiss Federation    (EUREX)
Long Term Bond
-----------------------------------------
Ten Year Euro       (LIF)
Swapnote
-----------------------------------------
Two Year Euro       (LIF)
Swapnote
-----------------------------------------
US 10 Year Agency   (CBT)
Note
-----------------------------------------
US 10 Year          (CBT)
Treasury Note
-----------------------------------------
US 2 Year Treasury  (CBT)
Note
-----------------------------------------
US 30 Year          (CBT)
Treasury Bond
-----------------------------------------
US 5 Year Treasury  (CBT)
Note
-----------------------------------------
             Interest Rates
-----------------------------------------
30 Day Interbank    (SFE)
Cash Rate
-----------------------------------------
90 Day Sterling     (LIF)
Libor
-----------------------------------------
Australian 90 Day   (SFE)
Bank Bills
-----------------------------------------
Canadian Bankers    (ME)
Acceptance
-----------------------------------------

-----------------------------------------
Euribor             (LIF)
-----------------------------------------
Eurodollar          (CME)
-----------------------------------------
Euroswiss           (LIF)
-----------------------------------------
Euroyen (3 Month)   (TIF)
-----------------------------------------
New Zealand 90 Day  (SFE)
Bank Bills
-----------------------------------------
US 30 Day Federal   (CBT)
Funds
-----------------------------------------
               Currencies
-----------------------------------------
Australian Dollar
-----------------------------------------
British Sterling
-----------------------------------------
Canadian Dollar
-----------------------------------------
Czech Koruna
-----------------------------------------
Danish Krone
-----------------------------------------
Euro
-----------------------------------------
Hungarian Forint
-----------------------------------------
Japanese Yen
-----------------------------------------
Mexican Peso
-----------------------------------------
New Zealand Dollar
-----------------------------------------
Norwegian Krone
-----------------------------------------
Polish Zloty
-----------------------------------------
Singapore Dollar
-----------------------------------------
South African Rand
-----------------------------------------
Swedish Krona
-----------------------------------------
Swiss Franc
-----------------------------------------
US Dollar
-----------------------------------------
             Stock Indices
-----------------------------------------
Amsterdam           (EURONEXT)
Exchanges Index
-----------------------------------------
Australian SPI-200  (SFE)
Index
-----------------------------------------
Canadian S&P/TSE    (ME)
60 Index
-----------------------------------------
DJ Euro Stoxx 50    (EUREX)
-----------------------------------------
Dow Jones           (CBT)
Industrial Average
-----------------------------------------
Dow Jones           (CBT)
Industrial Average
E-Mini
-----------------------------------------
French CAC 40 Index (MATIF)
-----------------------------------------
FTSE 100 Index      (LIF)
-----------------------------------------
German DAX Index    (EUREX)
-----------------------------------------
Hang Seng China     (HKFE)
Enterprises
(H-Shares) Index
-----------------------------------------
Hong Kong Hang      (HKFE)
Seng Index
-----------------------------------------
Italian MIB/S&P 40  (MIL)
Index
-----------------------------------------
Italian MIB/S&P 40  (MIL)
Index Mini
-----------------------------------------
Japanese NIKKEI     (SIMEX)
Index
-----------------------------------------
Japanese NIKKEI     (CME)
Index
(Yen-Denominated)
-----------------------------------------
Japanese TOPIX      (TSE)
Index
-----------------------------------------
MSCI Pan Euro Index (LIF)
-----------------------------------------
MSCI Singapore      (SGX)
Index
-----------------------------------------
NASDAQ 100          (CME)
-----------------------------------------
NASDAQ 100 E-Mini   (CME)
-----------------------------------------
OMX Stock Index     (SOM)
Standardized
Futures Contract
-----------------------------------------
Russell 1000 E-Mini (CME)
-----------------------------------------
Russell 2000 Index  (CME)
E-Mini
-----------------------------------------
S&P 500             (CME)
-----------------------------------------
S&P 500 E-Mini      (CME)
-----------------------------------------
S&P Midcap 400      (CME)
Index E-Mini
-----------------------------------------
South African       (SAF)
FTSE/JSE Top 40
Index
-----------------------------------------
Spanish IBEX 35     (MEFFRV)
Index
-----------------------------------------
Taiwanese MSCI      (SIMEX)
Index
-----------------------------------------